                               RESELLER AGREEMENT


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This International Telecommunications Reseller Services Agreement "the Agreement", is entered into between Swiftnet Limited "Swiftnet" registered office situate at Britannia House 958/964 High Road London N12 9RY and Worldnet Global Communications Ltd "the reseller" registered office situated at Park Road, London NW1 4SJ on 8th day of March 2000.

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1. DEFINITIONS

In this agreement the subsequent terms words and phrases shall have the following meaning:

"ACT" shall mean the Telecommunications Act 1984.

"CARRIER" shall mean either Swiftnet and or any other telephone company that is capable of carrying the traffic volume over the relevant telephone networks in order to accomplish the services as described in Schedule 1 to this agreement.

"COMMENCEMENT DATE" shall mean the date on which the customer accepts/receives supply of the services from the Reseller

"COMMENCEMENT" shall mean the start of the service from the reseller

"CONTRACT DATE" shall mean the date on which the Reseller accepts supply of the service from Swiftnet

"CUSTOMER" shall mean any individual and or corporate body limited and or unlimited and or partnership and or joint venture and or any other association of individuals with or without corporate bodies to whom the Reseller shall supply the services

"RELEVANT SERVICE ORDER" shall mean that order submitted to Swiftnet by the reseller indicating the services required by the customer in accordance with clause 6

"RESELLER CONTRACT" shall mean the agreement for supply of services between the reseller and the any customers

"SERVICES" shall mean the specified telecommunications services supplied by Swiftnet as described in the relevant service order.

"TERMINATION" shall mean the cessation of the services supplied by Swiftnet to the Reseller.

"TRAFFIC VOLUME" shall mean the expected volume of chargeable minutes that Swiftnet and or any other carrier will carry over the network of the relevant carriers for the Reseller.

1.2 Unless otherwise specified in this agreement the singular includes the plural and vice versa.

1.3 All references to the male gender shall include and be applicable to the female gender

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2 SERVICES

2.1 The reseller is and will be entitled to sell to the customers the services from the date of this agreement until termination thereof in accordance with the terms of this agreement

2.2 The services to be sold to a customer are to be submitted to Swiftnet on a service order which is to be signed by both Swiftnet and the reseller

2.3 Swiftnet reserves the right to reject any customer.

2.4 Swiftnet reserves the right to use any carrier and or subcontractor to perform some or all of its obligations and or duties hereunder

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3 TERM

3.1 This agreement shall commence from the date of signature of both Swiftnet and the reseller of this agreement or the commencement date whichever is the earlier and shall be for an initial period of no less than 90 days

3.2 This agreement will continue unless and until either Swiftnet or the reseller terminates this agreement in accordance with clause 9 and its subsections

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4 SWIFTNET RESPONSIBILITIES

4.1 Swiftnet agrees to provide the reseller with such technical information that will enable the reseller to promote the services.

4.2 in accordance with clause 9 and its subsections, provide the Reseller with the following:

  i.     Monthly billing for his own account (total),

 ii. Monthly billing for his customers on the reseller letterhead. The letterhead substance should be mutually agreed on.


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5 RESELLER'S RESPONSIBILITIES

5.1 The reseller will use its best endeavors to promote the services of Swiftnet

5.2 The reseller will not refer directly or indirectly to Swiftnet or use any of Swiftnet's trade names or literature or hold it out to be in any way connected to Swiftnet

5.3 The reseller will use its best endeavors to adhere to the traffic volumes presented to Swiftnet by the reseller

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6 SERVICE ORDERS

6.1 The reseller must ensure that prior to the submission of a relevant service order that the customer is situated in a geographical location where services can be both supplied and received

6.2 The reseller is to submit all relevant service orders to Swiftnet either by email or facsimile or such other method as agreed between Swiftnet and the reseller

6.3 Swiftnet will process the relevant service orders in accordance with its usual operating procedures and will inform the reseller within seventy-two hours if there is any reason why it cannot supply the relevant service order, in accordance with clause 2.3.

6.4 If either Swiftnet and or the reseller can determine that the services are being used for fraudulent purposes, then either Swiftnet enable termination of the service to the customer and or the reseller may request that Swiftnet ensure termination of the services


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7 PAYMENT

7.1 The reseller will pay a deposit of three thousand UK Pounds for the first 30 customers and one thousand UK Pounds for every 10 customers there after as security for invoices rendered. This deposit will have a ceiling of ten thousand UK Pounds. The deposit amount will be reduced to half (i.e. one thousand and five hundred for the first thirty and five hundred for every 10 customers there after) after six month providing all payments to Swiftnet were paid in full and on time.

7.2 The reseller must pay Swiftnet all owed monies up to 14 days after billing. From the third bill onwards the reseller must pay Swiftnet all owed monies up to 30 days after billing.

7.3 All sums referred to in this agreement and schedules thereto are exclusive of Value Added Tax which will added at the ruling rate together with any other taxes that from time to time may be introduced

7.4 If the reseller wishes to dispute any invoice from Swiftnet then the following will apply:

   a. The Reseller must contact Swiftnet in writing within 3 days of the invoice date and the reseller must pay any undisputed amount by the relevant due date

   b. Swiftnet will use its best endeavours to resolve any invoice dispute within 7 days of the reseller contacting Swiftnet

   c. On resolution of any invoice dispute either a credit note will be issued by Swiftnet if the reseller's dispute is proved or full payment of the outstanding sum to be made to Swiftnet within 3 days of resolution

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8 SERVICE CHARGES


8.1 Swiftnet may at any time decrease charges without notice but will notify the reseller of any decrease as soon as reasonably practicable


8.2 Swiftnet may increase the charges by giving the reseller 30 days written notice If any prospective change in service charges would have resulted in the majority of the reseller's customers paying more for the services during the preceding 90 days the reseller may terminate this agreement by giving Swiftnet 90 days written notice however if the increased charges are occasioned by changes in regulatory rules that would affect all carriers and or telecommunications operators the reseller may not terminate this agreement

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9 TERMINATION

9.1 Swiftnet may either under this agreement or at law and without prejudice to any other rights or remedies terminate this agreement immediately by serving written notice on the reseller if:

   a.  The reseller becomes Insolvent; or

   b. The reseller fails to make any payment when due under this agreement after having received 7 days written notice so to do from Swiftnet.

9.2 The reseller may terminate this agreement immediately by serving written notice on Switnet if:

   a.  Swiftnet becomes Insolvent; or

   b. Swiftnet's license is revoked or altered so that it is not permitted by law to provide the services

9.3 Upon termination, Swiftnet reserve the right to contact all of the reseller customers directly. This clause is valid only if the termination is due to a failure in payment by the reseller.

9.4 Swiftnet has the right to terminate section 4.2 ii (Billing service for the reseller customers) if the reseller does not achieve a monthly turnover (excluding VAT) of five thousand UK Pounds. This condition is a continuing obligation and will commence after a grace period of four months. In the event of a termination of the above service the reseller will have the choice to: a. bill his customers directly or, with Swifner agreement, b. move his customers to Swiftnet and become an agent, a separate agent agreement will than be signed.

10 FORCE MAJEURE

10.1 Notwithstanding anything herein to the contrary neither Party shall be liable for any delay or failure in performance of any part of this agreement (other than the payment obligations as set out in clause 7 and subsections thereof) to the extent that such delay or failure is attributable to a Force Majeure Event. Any such delay or failure shall suspend the agreement until the Force Majeure Event ceases and the contract term of any service affected by such Force Majeure Event shall be extended by the length of the said suspension


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11 NOTICES

11.1 All notices required or authorised to be delivered by one Party to the other under this agreement shall be delivered by prepaid first class post or by facsimile to the registered office of the relevant Party

11.2 Notice given in accordance with clause 11.1 will have deemed to have been received in the absence of evidence of earlier receipt:

   a.  if sent by prepaid first class post three days after the date of posting

   b.  if sent by facsimile on the next working day following transmission

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12 RELATIONSHIP

12.1 Nothing in this agreement creates a relationship of employer and employee principal and agent partnership or joint venture between Swiftnet and the reseller

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This agreement sets out the whole agreement between the parties in relation to the sale of services by Swiftnet to Worldnet Global Communications Ltd and may only be varied in writing signed by each party.



Signed for and on behalf of Swiftnet.............................date...........





Signed for and on behalf of the RESELLER.........................date...........